THE NEW HOME COMPANY ANNOUNCES CLOSING OF $125 MILLION SENIOR UNSECURED CREDIT FACILITY

Aliso Viejo, California, July 1, 2014. The New Home Company Inc. (NYSE:NWHM) today announced that it has entered into a new three-year, $125 million senior unsecured credit facility with U.S. Bank National Association d/b/a Housing Capital Company, which it intends to use for general corporate purposes. This credit facility closed on June 26, 2014 and replaces New Home’s prior $30 million secured revolving credit facility.

"The closing of this credit facility enhances our capital structure and provides us with significant financial flexibility to continue executing our growth objectives," stated Wayne Stelmar, Chief Financial Officer. "We are pleased with our strong relationship with U.S. Bank and their confidence in our ability to develop well-located communities in our premier California markets."

About The New Home Company

NWHM is a new generation homebuilder focused on the design, construction and sale of innovative and consumer-driven homes in major metropolitan areas within select growth markets in California, including coastal Southern California, the San Francisco Bay area and metro Sacramento. The Company is headquartered in Aliso Viejo, California. For more information about the Company and its new home developments, please visit the Company's website at www.NWHM.com.

Forward-Looking Statements

Various statements contained in this press release, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include information related to anticipated operating results, selling communities, home deliveries and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. Our forward-looking statements are generally accompanied by words such as estimate, project, predict, believe, expect, intend, anticipate, potential, plan, goal, will, or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this press release speak only as of the date of this release, and we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. The following factors, among others, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements: economic changes either nationally or in the markets in which we operate, including declines in employment, volatility of mortgage interest rates and inflation; a downturn in the homebuilding industry; continued volatility and uncertainty in the credit markets and broader financial markets; our future operating results and financial condition; our business operations; changes in our business and investment strategy; availability of land to acquire and our ability to acquire such land on favorable terms or at all; availability, terms and deployment of capital; continued or increased disruption in the availability of mortgage financing or the number of foreclosures in the market; shortages of or increased prices for labor, land or raw materials used in housing construction; delays in land development or home construction resulting from adverse weather conditions or other events outside our control; the cost and availability of insurance and surety bonds; changes in, or the failure or inability to comply with, governmental laws and regulations; the timing of receipt of regulatory approvals and the opening of projects; the degree and nature of our competition; our leverage and debt service obligations; availability of qualified personnel and our ability to retain our key personnel; and additional factors discussed in our annual, quarterly and other reports filed with the Securities and Exchange Commission.

Contact:

Investor Relations:
949-382-7838
investorrelations@thenewhomecompany.com